Consent of Ernst & Young LLP, Independent Auditors


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectuses and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report, dated August 13, 2003, in Post-Effective Amendment Number 37 to the Registration Statement (Form N-1A No. 2-62436) of Pioneer Bond Fund.




                                                        /s/ Ernst & Young LLP
                                                        ERNST & YOUNG LLP

Boston, Massachusetts
October 24, 2003